UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 26, 2020
Date of report (Date of earliest event reported)
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	RRTS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On March 26, 2020, Roadrunner Transportation Systems, Inc. (the “Company”) issued a press release announcing its results for the three months and fiscal year ended December 31, 2019. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 26, 2020, the Special Committee of the Board of Directors (the “Special Committee”) of the Company authorized the voluntary delisting and deregistration of the Company’s common stock upon determining that such actions are in the best interest of the Company and its stockholders. On March 26, 2020, the Company delivered written notice to the New York Stock Exchange (the “NYSE”) that the Company intends to voluntarily delist its common stock, par value $.01, from the NYSE. On or about April 6, 2020, the Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to voluntarily delist the Company’s common stock from the NYSE and withdraw the Company’s common stock from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After effectiveness of the Form 25 on or about April 17, 2020, the Company intends to file a Form 15 with the SEC to terminate the registration of its common stock under Section 12(g) of the Exchange Act. As a result, the Company expects that the last trading day of its common stock on the NYSE will be on or about April 16, 2020. Immediately upon the filing of the Form 15 with the SEC, the Company will no longer be obligated to file certain Exchange Act reports with the SEC.
Following delisting and deregistration, the Company expects that its common stock will be traded on over-the-counter markets. However, the Company cannot provide any assurance that trading of its common stock will continue in the future on any over-the-counter trading market.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit
Number
99.1	Press release, dated March 26, 2020, issued by Roadrunner Transportation Systems, Inc. announcing results of the fourth quarter and year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: March 26, 2020	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Executive Vice President and Chief Financial Officer